Exhibit 10.1

FIFTH SUPPLEMENT TO EXCLUSIVE LICENSE AND SUPPLY AGREEMENT

Regarding Milestone payments

This Fifth Supplement (herein so called), effective as of August 22, 2019 (the “Supplement Effective Date”), to the Exclusive License and Supply Agreement, effective as of December 24, 2009 (the “Original Agreement”), is by and between Reata Pharmaceuticals, Inc., a corporation organized and existing under the laws of Delaware, USA, with an address at 2801 Gateway Drive, Suite 150, Irving, Texas 75063 (“Reata”), and Kyowa Kirin Co., Ltd., a company organized and existing under the laws of Japan, with an address at 1-9-2 Ohtemachi, Chiyoda-ku, Tokyo, 100-0004, Japan (“Kyowa Kirin”). Reata and Kyowa Kirin are sometimes hereinafter referred to each as a “Party” and collectively as the “Parties”.

WHEREAS, pursuant to the Original Agreement, Reata has granted to Kyowa Kirin an exclusive, royalty-bearing license under the Licensed Technology to research, develop, use, sell, offer for sale, import, and export Licensed Compound and Licensed Product in the Field in the Territory.

WHEREAS, the Parties executed the Supplement to the Original Agreement dated January 1, 2016 (“First Supplement”), under which Kyowa Kirin agreed to allow Reata to perform a Phase 3 clinical study of RTA 402 (which is included in the Licensed Compound) in the field of connective tissue disease associated pulmonary arterial hypertension (which is included in the Field) (“CTD-PAH”) in Japan (which is included in the Territory) (“CTD-PAH Study”).

WHEREAS, the Parties executed the Second Supplement to the Original Agreement dated March 21, 2017 (“Second Supplement”), under which Kyowa Kirin agreed to allow Reata to perform portions of CTD-PAH studies in the Philippines (which is included in the Territory).

WHEREAS, the Parties executed the Third Supplement to the Original Agreement dated December 6, 2017 (“Third Supplement”), under which Kyowa Kirin agreed to allow Reata to perform a Phase 3 clinical study of RTA 402 in the field of Alport Syndrome (“AS”) in Japan (“AS Study”) and agreed to bear Reata’s actual development costs incurred in the AS Study up to three million United States dollars (US$3,000,000).

WHEREAS, the Parties executed the Fourth Supplement to the Original Agreement dated December 6, 2017 (“Fourth Supplement”), under which the Parties amended the terms regarding milestone payments, supply price and products manufacturing.

WHEREAS, the Parties wish to amend the terms of the Original Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the Parties hereby agree as follows:

Specific terms in this Exhibit have been redacted because such terms are both not material and would likely cause competitive harm to the Company if publicly disclosed. These redacted terms have been marked in this Exhibit with three asterisks [***].

1. Milestone payments

1.1  Notwithstanding Section 1.1 of the Fourth Supplement, Section 7.2.1 (Regulatory Milestones) of the Original Agreement is hereby amended by adding the following to the end of the section:

“Notwithstanding the foregoing, if the milestone event of [***] shall be as follows:

i)	[***]
ii)	[***]
iii)	[***]
iv)	[***]

For the avoidance of doubt, [***].

Additionally, notwithstanding anything in this Agreement to the contrary, a Regulatory Milestone Payment of [***].

The Parties further agree that Kyowa Kirin shall not be obliged to pay Regulatory Milestone Payments for the indications other than [***].”

1.2  Notwithstanding Section 1.2 of the Fourth Supplement, Section 7.2.2 (Sales Milestones) of the Original Agreement is hereby amended by adding the following to the end of the section:

“The Parties agree that the maximum amount of Regulatory Milestone Payments for Licensed Product in Japan and Sales Milestone Payments shall be US[***]. Notwithstanding the foregoing, [***]shall be added to the Sales Milestone Payments in order of the sales milestone events set forth in the Sales Milestone Payment table in this Section 7.2.2; provided, however, that the addition of any Unpaid Regulatory Milestone Payment for [***] to a Sales Milestone Payment shall not cause the amount of a Sales Milestone Payment to exceed the amount set forth in the following table.  If a Submission Milestone Payment is paid to Reata after the Unpaid Regulatory Milestone Payment for [***] has been added to the Sales Milestone Payments, then the amount of such Submission Milestone Payment shall be deducted, in reverse order of the sales milestone events set forth in the Sales Milestone Payment table, with the amount deducted from a Sales Milestone Payment not to exceed the amount of the Unpaid Regulatory Milestone Payment for [***] previously added to such Sales Milestone Payment.

Specific terms in this Exhibit have been redacted because such terms are both not material and would likely cause competitive harm to the Company if publicly disclosed. These redacted terms have been marked in this Exhibit with three asterisks [***].

Sales Milestone Event	Sales Milestone Payment (US$)
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

[***]:

Sales Milestone Event	Sales Milestone Payment (US$) set forth in this Section 7.2.2	Unpaid Regulatory Milestone Payment for [***] in total: $[***]	Sales Milestone Payment (US$) for [***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]

[***].

2.  Other Provisions

2.1   This Fifth Supplement shall become effective as of the Supplement Effective Date and shall continue until the termination of the Original Agreement.

2.2   Except where specifically defined herein, capitalized terms used herein shall have the same meanings ascribed to them in the Original Agreement.

2.3      The headings to the several Articles hereof are not part of this Fifth Supplement, but are merely guides or labels to assist the locating and reading the several Articles hereof.

2.4    Except as stated herein, all terms and conditions of the Original Agreement and all the Supplements to the Original Agreement shall remain in full force and effect during the effective period of the Original Agreement.

Specific terms in this Exhibit have been redacted because such terms are both not material and would likely cause competitive harm to the Company if publicly disclosed. These redacted terms have been marked in this Exhibit with three asterisks [***].

IN WITNESS WHEREOF, the Parties have executed this Fifth Supplement to be effective as of the Supplement Effective Date.

KYOWA KIRIN CO., LTD.

By:	/s/ Yasuo Fujii

Name:	Yasuo Fujii

Title:	Executive Officer, Director,
Business Development Department

Date:	August 22, 2019

REATA PHARMACEUTCALS, INC.

By:	/s/ J. Warren Huff

Name:	J. Warren Huff

Title:	President and Chief Executive Officer,

Date:	July 30, 2019

Specific terms in this Exhibit have been redacted because such terms are both not material and would likely cause competitive harm to the Company if publicly disclosed. These redacted terms have been marked in this Exhibit with three asterisks [***].

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